UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 16, 2009 (December 11, 2009)
MOBILE MINI, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-12804 (Commission File Number)	86-0748362 (IRS Employer Identification No.)

7420 South Kyrene Road, Suite 101 Tempe, Arizona (Address of Principal Executive Offices)	85283 (Zip Code)
(480) 894-6311
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) Effective December 31, 2009, Michael E. Donovan is expected to leave the Board of Directors of Mobile Mini, Inc. (the “Company”) pursuant to the terms of that certain Stockholders Agreement by and among the Company and those stockholders signatory thereto, dated as of June 27, 2008. There were no disagreements between the Company and Mr. Donovan that led to this departure.
(d) On December 11, 2009, the Company’s Board of Directors elected James J. Martell as a director effective January 1, 2010. Mr. Martell will assume the director post vacated by Mr. Donovan and referenced in Item 5.02(a) above and will join our class of directors whose term expires in 2012. Mr. Martell is the current chairman of Express-1 Expedited Solutions, Inc. Mr. Martell has acted, and continues to act, as a consultant to Welsh, Carson, Anderson & Stowe (“WCAS”), where he is a member of WCAS’s Resources Group and serves as a director of two WCAS privately-held portfolio companies, Ozburn-Hessey Logistics and Vision Holdings Logistics. Concurrently with the effective date of Mr. Martell’s election, Mr. Martell is expected to enter into an indemnification agreement with the Company, the form of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference. Upon the effective date of Mr. Martel’s election, Mr. Martell is entitled to receive director’s fees consistent with the fees paid to the other directors of the Company and a stock award pursuant to the Mobile Mini, Inc. 2006 Equity Incentive Plan attached hereto as Exhibit 10.2 hereto and is incorporated herein by reference. On December 14, 2009, the Company issued a press release announcing, among other things, the election of Mr. Martell, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.
Item 8.01. Other Events.
          On December 14, 2009, the Company issued a press release announcing, among other things, (i) the expiration of the Company’s shareholder rights plan in accordance with its terms, and (ii) the adoption by the Board of Directors of the Company of certain corporate governance policies. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
10.1
Form of Indemnification Agreement between the Company and its Directors and Executive Officers (incorporated by reference to Exhibit 10.20 to the Company’s Quarterly Report on Form 10-Q filed on August 9, 2004).

10.2
Mobile Mini, Inc. 2006 Equity Incentive Plan, as amended and approved by stockholders at the 2009 Annual Meeting (incorporated by reference to Exhibit A of the Company’s Definitive Proxy Statement for its 2009 Annual Meeting of Stockholders filed on April 30, 2009 under cover of Schedule 14A).

99.1	Press Release of Mobile Mini, Inc., dated December 14, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 16, 2009

MOBILE MINI, INC.
By:	/s/ Mark E. Funk
	Name:	Mark E. Funk
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Form of Indemnification Agreement between the Company and its Directors and Executive Officers (incorporated by reference to Exhibit 10.20 to the Company’s Quarterly Report on Form 10-Q filed on August 9, 2004).

10.2
Mobile Mini, Inc. 2006 Equity Incentive Plan, as amended and approved by stockholders at the 2009 Annual Meeting (incorporated by reference to Exhibit A of the Company’s Definitive Proxy Statement for its 2009 Annual Meeting of Stockholders filed on April 30, 2009 under cover of Schedule 14A).

99.1	Press Release of Mobile Mini, Inc., dated December 14, 2009.